UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2018

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VALVOLINE INC.
(Exact name of registrant as specified in its charter)

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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 31, 2018, Valvoline Inc. (“Valvoline”) held its Annual Meeting of Shareholders (“Annual Meeting”).  At the Annual Meeting, a total of 189,857,629 shares of Valvoline Common Stock, representing 94% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:  All of the nominees for director were elected to serve a one-year term until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Vote
Richard J. Freeland	163,680,953	14,054,419	392,194	11,730,063
Stephen F. Kirk	176,661,369	1,073,914	392,283	11,730,063
Stephen E. Macadam	176,677,429	1,047,714	402,423	11,730,063
Vada O. Manager	175,857,204	1,856,988	413,374	11,730,063
Samuel J. Mitchell, Jr.	176,245,957	1,495,159	386,450	11,730,063
Charles M. Sonsteby	176,594,719	1,106,116	426,731	11,730,063
Mary J. Twinem	177,247,412	487,763	392,391	11,730,063

Proposal 2:  The appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2018 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
188,961,453	436,259	459,917	0

Proposal 3: The non-binding advisory resolution approving the compensation paid to Valvoline’s named executive officers, as disclosed in Valvoline’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
169,007,615	8,346,741	773,210	11,730,063

Proposal 4: The Valvoline Inc. Employee Stock Purchase Plan was approved by shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
176,856,290	924,015	347,261	11,730,063

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Valvoline Inc. Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: February 5, 2018	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, Chief Legal Officer & Corporate Secretary